EXHIBIT 23.2

                        CONSENT OF KOPPLE & GOTTLIEB, LLP

                                   CONSENT OF
                             KOPPLE & GOTTLIEB, LLP
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Dimensional Visions Incorporated
Phoenix, Arizona

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 and in the related Prospectus, of our report dated October 31, 2001 relating to the financial statements of Dimensional Visions Incorporated as of June 30, 2001 and June 30, 2000.


/s/ Kopple & Gottlieb, LLP
---------------------------
KOPPLE & GOTTLIEB, LLP

Jenkintown, Pennsylvania
Dated: March 19, 2002